UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

The Manitowoc Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	1-11978	39-0448110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11270 West Park Place Suite 1000
Milwaukee, Wisconsin		53224
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 414 760-4600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	MTW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, in July 2017, the Company received an Information Request from the United States Environmental Protection Agency (“U.S. EPA”) relating to the sales of cranes manufactured between January 1, 2014, and July 31, 2017, and the Company’s related participation in the Transition Program for Equipment Manufacturers (the “TPEM” program). The TPEM program allowed equipment manufacturers to delay installing engines meeting Tier 4 final emission standards in their products, subject to certain allowances. The Company has provided, and continues to provide, information to the U.S. EPA and the U.S. Department of Justice (“U.S. DOJ”) on the approximately 1,420 engines included in the Company’s cranes relating to the TPEM program and other certification matters. As such, the Company is engaged in confidential discussions with the U.S. EPA and U.S. DOJ.

Based on management’s current assessment, the Company recorded an additional charge of $10.8 million in the second quarter of 2023. After consideration of this additional charge, the total recorded estimated liability in the Company’s Balance Sheet is $25.7 million. Other than the foregoing, the Company is unable to provide further meaningful quantification as to the final resolution of these matters.

As previously disclosed, the Company calculated the statutory maximum penalties under the Clean Air Act to be approximately $174.0 million. The Company believes it has strong legal and factual defenses and will vigorously defend any allegations of noncompliance and the factors that could apply in the assessment of any fines and penalties. Final resolution of these matters may have a material impact on the Company’s financial condition, results of operations or cash flows.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.

Date:	June 14, 2023	By:	/s/ Jennifer L. Peterson
Jennifer L. Peterson Executive Vice President, General Counsel and Secretary